UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2008
SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)
1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)
(650) 688-5800
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Conditions
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Conditions.

     On April 25, 2008, Solar EnerTech Corp. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended March 31, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

     The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Earnings release dated April 25, 2008 regarding the Company’s financial results for the second fiscal quarter ended March 31, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2008	SOLAR ENERTECH CORPORATION

	By:	/s/ Anthea Chung
Anthea Chung Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release dated April 25, 2008 regarding the Company’s financial results for the second fiscal quarter ended March 31, 2008.